UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2014

Item 1:	Report(s) to Shareholders.

Annual report dated December 31, 2014, enclosed.

Schwab ® Monthly Income Funds

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

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Schwab ® Monthly Income Funds

Annual Report
December 31, 2014

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

Schwab® Monthly Income Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Total Return for the 12 Months Ended December 31, 2014

Schwab® Monthly Income Fund – Moderate Payout (Ticker Symbol: SWJRX)	6.09%

Moderate Payout Composite Index	6.90%
Fund Category: Morningstar Retirement Income	4.36%

Performance Details	pages 6-7

Schwab® Monthly Income Fund – Enhanced Payout (Ticker Symbol: SWKRX)	5.76%

Enhanced Payout Composite Index	6.35%
Fund Category: Morningstar Retirement Income	4.36%

Performance Details	pages 8-9

Schwab® Monthly Income Fund – Maximum Payout (Ticker Symbol: SWLRX)	5.29%

Maximum Payout Composite Index	5.79%
Fund Category: Morningstar Retirement Income	4.36%

Performance Details	pages 10-11

Minimum Initial Investment[1]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

For index definitions, please see the Glossary.

Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab® Monthly Income Funds 3

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

For the 12-month reporting period ended December 31, 2014, the funds’ investments in equity funds generated more income than the funds’ investments in fixed income funds, reflecting the low interest rate environment, companies holding significant levels of cash, and high stock dividends.

Dear Shareholder,

I’d like to thank you for trusting us to help you meet your investment goals and for reading this annual report regarding the Schwab Monthly Income Funds. These three funds are designed to provide shareholders with current income, with capital appreciation as a secondary objective. Each fund has different asset allocation guidelines and targeted annual payouts, and invests in a combination of Schwab Funds and Laudus Funds.

For the 12-month reporting period ended December 31, 2014, the funds’ investments in equity funds generated more income than the funds’ investments in fixed income funds, reflecting the low interest rate environment, companies holding significant levels of cash, and high stock dividends. As a result, the Schwab Monthly Income Fund—Moderate Payout had the highest annual income payout of the three funds, reflecting its larger allocation to equity funds.

A favorable backdrop for U.S. stocks and low short-term interest rates helped many large-cap indices reach record highs. Real-estate investment trusts and Utilities stocks performed particularly well, while the U.S. bond market generated noteworthy returns as yields on longer-term securities declined. By comparison, international stocks provided attractive dividend yields on a relative basis, but generated negative returns in U.S. dollar terms, reflecting a weak performance by international currencies. In this environment, the S&P 500 Index returned 13.7%, the Barclays U.S. Aggregate Bond Index returned 6.0%, and the MSCI EAFE Index returned -4.5%.

For more information about the Schwab Monthly Income Funds, please continue reading this report. In addition, you can find further details about these products by visiting www.csimfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

 Asset Class Performance Comparison % returns during the 12 months ended 12/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

13.69%	S&P 500® Index: measures U.S. large-cap stocks

4.89%	Russell 2000® Index: measures U.S. small-cap stocks

−4.90%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

5.97%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.02%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not a guarantee of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

4 Schwab Monthly Income Funds

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Monthly Income Funds 5

Schwab® Monthly Income Fund – Moderate Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Moderate Payout (the fund) is designed to offer investors a targeted annual payout of 3% to 4%1 and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 3%. The fund uses the internally calculated, custom-blended Moderate Payout Composite Index (the composite index) as a performance gauge.

Performance. The fund’s distribution yield (payout) was 2.62% for the year ended December 31, 2014, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 6.09%, while the composite index returned 6.90%.

Market Highlights. U.S. stock markets reached record highs during the 12-month reporting period, as a rebounding U.S. economy and stronger corporate earnings contributed positively to market performance. Signs of economic improvement led the Federal Reserve (the Fed) to wind down its quantitative easing policies and conclude the program in October. At the same time, the Fed left short-term interest rates historically low, generally supporting both stocks and the broad U.S. bond market. Internationally, both developed and emerging markets struggled amid an uncertain global economic outlook and heightened geopolitical tensions. Throughout the 12-month reporting period, many foreign currencies depreciated versus the U.S. dollar, generally reducing overall returns on overseas investments.

Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

During the reporting period, the fund underperformed each of its comparative allocation components. This detracted from return relative to the benchmark, however, most components did positively contribute to the fund’s total return. The fund’s U.S. large- cap equity exposure provided the greatest contribution to the fund’s total return. The Schwab Dividend Equity Fundtm returned 11.8% for the 12-month reporting period, though underperformed the composite index’s U.S. large-cap equity allocation component, the S&P 500® Index, which returned 13.7%, detracting from performance. The Schwab Global Real Estate Fundtm, the fund’s real estate position, also positively contributed to the fund’s total return, returning 13.5% for the reporting period. The fund’s international equity exposure, however, detracted from both total return and relative return to the benchmark, with the Laudus International MarketMasters Fundtm (Select Shares) returning -6.1%, while the composite index’s international equity allocation component, the MSCI EAFE Index (Net), returned -4.9%. The fund’s fixed income holdings both positively contributed to the performance of the fund, with the Schwab Total Bond Market Fundtm and the Schwab Intermediate-Term Bond Fundtm returning 5.8% and 3.7%, respectively.

As of 12/31/14:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	16%
12-Month Distribution Yield	2.62%

 Asset Class Weightings % of Investments2

Fixed-Income Funds – Intermediate-Term Bond	50.2%
Equity Funds – Large-Cap	29.6%
Equity Funds – International	12.0%
Equity Funds – Global Real Estate	7.1%
Money Market Funds	1.1%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	29.5%
Schwab Dividend Equity Fund	29.3%
Schwab Intermediate-Term Bond Fund	20.3%
Laudus International MarketMasters Fund, Select Shares	11.9%
Schwab Global Real Estate Fund	7.0%
Total	98.0%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is anticipated to be 1% to 3%, and, during a high interest rate environment, is anticipated to be 3% to 6%. For more information about payouts, please see the fund’s prospectus.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

6 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Moderate Payout

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

March 28, 2008 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Moderate Payout (3/28/08)	6.09%	7.44%	5.36%
Moderate Payout Composite Index	6.90%	8.51%	6.46%
S&P 500® Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Fund Category: Morningstar Retirement Income	4.36%	6.53%	4.78%

Fund Expense Ratios3: Net 0.66%; Gross 0.96%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.66%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab® Monthly Income Funds 7

Schwab® Monthly Income Fund – Enhanced Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Enhanced Payout (the fund) is designed to offer investors a targeted annual payout of 4% to 5%1 and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 4%. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge.

Performance. The fund’s distribution yield (payout) was 2.35% for the year ended December 31, 2014, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 5.76%, with the composite index returning 6.35%.

Market Highlights. U.S. stock markets reached record highs during the 12-month reporting period, as a rebounding U.S. economy and stronger corporate earnings contributed positively to market performance. Signs of economic improvement led the Federal Reserve (the Fed) to wind down its quantitative easing policies and conclude the program in October. At the same time, the Fed left short-term interest rates historically low, generally supporting both stocks and the broad U.S. bond market. Internationally, both developed and emerging markets struggled amid an uncertain global economic outlook and heightened geopolitical tensions. Throughout the 12-month reporting period, many foreign currencies depreciated versus the U.S. dollar, generally reducing overall returns on overseas investments.

Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

During the reporting period, the fund underperformed each of its comparative allocation components. This detracted from return relative to the benchmark, however, most components did positively contribute to the fund’s total return. The fund’s U.S. large- cap equity exposure provided the greatest contribution to the fund’s total return. The Schwab Dividend Equity Fundtm returned 11.8% for the 12-month reporting period, though underperformed the composite index’s U.S. large-cap equity allocation component, the S&P 500® Index, which returned 13.7%, detracting from performance. The Schwab Global Real Estate Fundtm, the fund’s real estate position, also positively contributed to the fund’s total return, returning 13.5% for the reporting period. The fund’s international equity exposure, however, detracted from both total return and relative return to the benchmark, with the Laudus International MarketMasters Fundtm (Select Shares) returning -6.1%, while the composite index’s international equity allocation component, the MSCI EAFE Index (Net), returned -4.9%. The fund’s fixed income holdings both positively contributed to the performance of the fund, with the Schwab Total Bond Market Fundtm and the Schwab Intermediate-Term Bond Fundtm returning 5.8% and 3.7%, respectively.

As of 12/31/14:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	14%
12-Month Distribution Yield	2.35%

 Asset Class Weightings % of Investments2

Fixed-Income Funds – Intermediate-Term Bond	64.9%
Equity Funds – Large-Cap	20.4%
Equity Funds – International	8.1%
Equity Funds – Global Real Estate	4.8%
Money Market Funds	1.8%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	38.4%
Schwab Intermediate-Term Bond Fund	26.3%
Schwab Dividend Equity Fund	20.4%
Laudus International MarketMasters Fund, Select Shares	8.1%
Schwab Global Real Estate Fund	4.8%
Total	98.0%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is anticipated to be 1% to 4%, and, during a high interest rate environment, is anticipated to be 4% to 7%. For more information about payouts, please see the fund’s prospectus.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

8 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Enhanced Payout

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

March 28, 2008 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Enhanced Payout (3/28/08)	5.76%	6.22%	4.84%
Enhanced Payout Composite Index	6.35%	7.09%	5.90%
S&P 500® Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Fund Category: Morningstar Retirement Income	4.36%	6.53%	4.78%

Fund Expense Ratios4: Net 0.56%; Gross 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.56%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab® Monthly Income Funds 9

Schwab® Monthly Income Fund – Maximum Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Maximum Payout (the fund) is designed to offer investors a targeted annual payout of 5% to 6%1 and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 5%. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as a performance gauge.

Performance. The fund’s distribution yield (payout) was 2.20% for the year ended December 31, 2014, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 5.29%, with the composite index returning 5.79%.

Market Highlights. U.S. stock markets reached record highs during the 12-month reporting period, as a rebounding U.S. economy and stronger corporate earnings contributed positively to market performance. Signs of economic improvement led the Federal Reserve (the Fed) to wind down its quantitative easing policies and conclude the program in October. At the same time, the Fed left short-term interest rates historically low, generally supporting both stocks and the broad U.S. bond market. Internationally, both developed and emerging markets struggled amid an uncertain global economic outlook and heightened geopolitical tensions. Throughout the 12-month reporting period, many foreign currencies depreciated versus the U.S. dollar, generally reducing overall returns on overseas investments.

Positioning and Strategies. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

During the reporting period, the fund’s fixed income exposure provided the largest contribution to total return, with the Schwab Total Bond Market Fundtm returning 5.8% for the 12-month reporting period. The fund’s other fixed income position, the Schwab Intermediate-Term Bond Fundtm, also positively contributed to performance with a return of 3.7%, though it slightly underperformed the composite index’s intermediate-term bond allocation component, the Barclays U.S. Intermediate Aggregate Bond Index, which returned 4.1%. The fund’s international equity exposure detracted from total return and relative return to the benchmark, as the Laudus International MarketMasters Fundtm (Select Shares) returned -6.1% for the reporting period, while the composite index’s international equity allocation component, the MSCI EAFE Index (Net), returned -4.9%. The fund’s U.S. large-cap equity was another meaningful contributor to total return, as was the fund’s real estate position. The Schwab Dividend Equity Fundtm and the Schwab Global Real Estate Fundtm returned 11.8% and 13.5%, respectively.

As of 12/31/14:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	16%
12-Month Distribution Yield	2.20%

 Asset Class Weightings % of Investments2

Fixed-Income Funds – Intermediate-Term Bond	80.5%
Equity Funds – Large-Cap	11.5%
Equity Funds – International	4.4%
Equity Funds – Global Real Estate	2.6%
Money Market Funds	1.0%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	47.4%
Schwab Intermediate-Term Bond Fund	32.3%
Schwab Dividend Equity Fund	11.4%
Laudus International MarketMasters Fund, Select Shares	4.3%
Schwab Global Real Estate Fund	2.6%
Total	98.0%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is anticipated to be 1% to 5%, and, during a high interest rate environment, is anticipated to be 5% to 8%. For more information about payouts, please see the fund’s prospectus.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

10 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Maximum Payout

Performance and Fund Facts as of 12/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

March 28, 2008 – December 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Maximum Payout (3/28/08)	5.29%	4.57%	3.94%
Maximum Payout Composite Index	5.79%	5.64%	5.29%
S&P 500® Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Fund Category: Morningstar Retirement Income	4.36%	6.53%	4.78%

Fund Expense Ratios3: Net 0.45%; Gross 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.45%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab® Monthly Income Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2014 and held through December 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/14	at 12/31/14	7/1/14–12/31/14

Schwab® Monthly Income Fund - Moderate Payout
Actual Return	0.00%	$1,000.00	$1,009.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab® Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	$1,000.00	$1,011.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab® Monthly Income Fund - Maximum Payout
Actual Return	0.00%	$1,000.00	$1,012.70	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

12 Schwab Monthly Income Funds

Schwab® Monthly Income Fund - Moderate Payout

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–	1/1/10–
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	11.14	10.52	9.92	9.87	9.22

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.24	0.23	0.29
Net realized and unrealized gains (losses)	0.44	0.74	0.63	0.06	0.65

Total from investment operations	0.67	0.95	0.87	0.29	0.94
Less distributions:
Distributions from net investment income	(0.31)	(0.21)	(0.27)	(0.24)	(0.29)
Distributions from net realized gains	(0.29)	(0.12)	—	—	—

Total distributions	(0.60)	(0.33)	(0.27)	(0.24)	(0.29)

Net asset value at end of period	11.21	11.14	10.52	9.92	9.87

Total return (%)	6.09	9.10	8.86	2.97	10.35

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.25	0.30	0.44	0.46	0.53
Net investment income (loss)	2.00	2.02	2.38	2.30	3.08
Portfolio turnover rate	16	39	10	25	13
Net assets, end of period ($ x 1,000,000)	49	47	31	22	20

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%.

See financial notes 13

 Schwab Monthly Income Fund - Moderate Payout

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.1%	Other Investment Companies	45,024,965	48,276,880

99.1%	Total Investments	45,024,965	48,276,880
0.9%	Other Assets and Liabilities, Net		444,872

100.0%	Net Assets		48,721,752

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.1% of net assets

Equity Funds 48.2%

Global Real Estate 7.0%
Schwab Global Real Estate Fund (a)	486,429	3,439,050

International 11.9%
Laudus International MarketMasters Fund, Select Shares (a)	260,785	5,778,985

Large-Cap 29.3%
Schwab Dividend Equity Fund (a)	838,758	14,275,665

		23,493,700

Fixed-Income Funds 49.8%

Intermediate-Term Bond 49.8%
Schwab Intermediate-Term Bond Fund (a)	967,225	9,904,389
Schwab Total Bond Market Fund (a)	1,500,179	14,356,709

		24,261,098

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (b)	522,082	522,082

Total Other Investment Companies
(Cost $45,024,965)		48,276,880

End of Investments.

At 12/31/14, the tax basis cost of the fund’s investments was $45,530,966 and the unrealized appreciation and depreciation were $2,745,914 and ($0), respectively, with a net unrealized appreciation of $2,745,914.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$48,276,880	$—	$—	$48,276,880

Total	$48,276,880	$—	$—	$48,276,880

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

14 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $44,502,883)		$47,754,798
Investments in unaffiliated issuers, at value (cost $522,082)	+	522,082

Total investments, at value (cost $45,024,965)		48,276,880
Receivables:
Investments sold		446,000
Fund shares sold		157,002
Dividends		43,468
Due from investment adviser		2,838
Prepaid expenses	+	360

Total assets		48,926,548

Liabilities

Payables:
Investments bought		145,428
Fund shares redeemed		26,452
Accrued expenses	+	32,916

Total liabilities		204,796

Net Assets

Total assets		48,926,548
Total liabilities	−	204,796

Net assets		$48,721,752

Net Assets by Source
Capital received from investors		44,350,702
Net investment income not yet distributed		1,084
Net realized capital gains		1,118,051
Net unrealized capital appreciation		3,251,915

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$48,721,752		4,347,121		$11.21

See financial notes 15

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$966,013

Expenses

Professional fees		39,877
Transfer agent fees		21,810
Registration fees		20,657
Shareholder reports		14,583
Portfolio accounting fees		12,168
Independent trustees’ fees		6,316
Custodian fees		1,455
Other expenses	+	1,684

Total expenses		118,550
Expense reduction by CSIM	−	118,550

Net expenses	−	—

Net investment income		966,013

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,886,925
Net realized gains on sales of affiliated underlying funds		401,076
Net realized gains on sales of unaffiliated underlying funds	+	3

Net realized gains		2,288,004
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(455,302)

Net realized and unrealized gains		1,832,702

Increase in net assets resulting from operations		$2,798,715

16 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$966,013	$811,142
Net realized gains		2,288,004	1,461,772
Net change in unrealized appreciation (depreciation)	+	(455,302)	1,153,307

Increase in net assets from operations		2,798,715	3,426,221

Distributions to Shareholders

Distributions from net investment income		(1,307,174)	(799,270)
Distributions from net realized gains	+	(1,249,978)	(484,758)

Total distributions		($2,557,152)	($1,284,028)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,143,611	$13,072,822	2,133,072	$23,271,860
Shares reinvested		155,071	1,750,261	76,448	842,359
Shares redeemed	+	(1,165,942)	(13,293,779)	(946,897)	(10,367,872)

Net transactions in fund shares		132,740	$1,529,304	1,262,623	$13,746,347

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,214,381	$46,950,885	2,951,758	$31,062,345
Total increase	+	132,740	1,770,867	1,262,623	15,888,540

End of period		4,347,121	$48,721,752	4,214,381	$46,950,885

Net investment income not yet distributed			$1,084		$19,288

See financial notes 17

Schwab® Monthly Income Fund - Enhanced Payout

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–		1/1/10–
	12/31/14	12/31/13	12/31/12	12/31/11		12/31/10

Per-Share Data ($)

Net asset value at beginning of period	10.84	10.50	10.09	9.89		9.39

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.22	0.24		0.30
Net realized and unrealized gains (losses)	0.39	0.34	0.45	0.22		0.50

Total from investment operations	0.62	0.55	0.67	0.46		0.80
Less distributions:
Distributions from net investment income	(0.28)	(0.21)	(0.26)	(0.26)		(0.30)

Net asset value at end of period	11.18	10.84	10.50	10.09		9.89

Total return (%)	5.76	5.31	6.70 [1]	4.69	[1]	8.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	0.00 [3]	(0.00)[3]	0.00	[3]	—
Gross operating expenses[2]	0.15	0.15	0.18	0.15		0.15
Net investment income (loss)	2.03	1.99	2.17	2.43		3.12
Portfolio turnover rate	14	42	9	12		14
Net assets, end of period ($ x 1,000,000)	98	94	85	80		78

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%.

18 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.8%	Other Investment Companies	89,910,246	97,365,611

99.8%	Total Investments	89,910,246	97,365,611
0.2%	Other Assets and Liabilities, Net		205,779

100.0%	Net Assets		97,571,390

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.8% of net assets

Equity Funds 33.3%

Global Real Estate 4.8%
Schwab Global Real Estate Fund (a)	665,588	4,705,710

International 8.1%
Laudus International MarketMasters Fund, Select Shares (a)	356,639	7,903,115

Large-Cap 20.4%
Schwab Dividend Equity Fund (a)	1,165,335	19,834,007

		32,442,832

Fixed-Income Funds 64.7%

Intermediate-Term Bond 64.7%
Schwab Intermediate-Term Bond Fund (a)	2,505,461	25,655,922
Schwab Total Bond Market Fund (a)	3,920,352	37,517,770

		63,173,692

Money Market Fund 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (b)	1,749,087	1,749,087

Total Other Investment Companies
(Cost $89,910,246)		97,365,611

End of Investments.

At 12/31/14, the tax basis cost of the fund’s investments was $90,378,939 and the unrealized appreciation and depreciation were $6,986,672 and ($0), respectively, with a net unrealized appreciation of $6,986,672.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$97,365,611	$—	$—	$97,365,611

Total	$97,365,611	$—	$—	$97,365,611

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

See financial notes 19

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $88,161,159)		$95,616,524
Investments in unaffiliated issuers, at value (cost $1,749,087)	+	1,749,087

Total investments, at value (cost $89,910,246)		97,365,611
Receivables:
Investments sold		393,000
Dividends		113,495
Fund shares sold		47,353
Due from investment adviser		3,878
Prepaid expenses	+	719

Total assets		97,924,056

Liabilities

Payables:
Investments bought		288,393
Fund shares redeemed		27,344
Accrued expenses	+	36,929

Total liabilities		352,666

Net Assets

Total assets		97,924,056
Total liabilities	−	352,666

Net assets		$97,571,390

Net Assets by Source
Capital received from investors		91,472,077
Net investment income not yet distributed		3,463
Net realized capital losses		(1,359,515)
Net unrealized capital appreciation		7,455,365

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$97,571,390		8,730,191		$11.18

20 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$1,952,225

Expenses

Professional fees		43,582
Registration fees		24,479
Transfer agent fees		22,605
Shareholder reports		20,283
Portfolio accounting fees		13,101
Independent trustees’ fees		6,547
Custodian fees		1,872
Other expenses	+	8,414

Total expenses		140,883
Expense reduction by CSIM	−	140,883

Net expenses	−	—

Net investment income		1,952,225

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		2,660,678
Net realized gains on sales of affiliated underlying funds		588,602
Net realized gains on sales of unaffiliated underlying funds	+	3

Net realized gains		3,249,283
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	104,844

Net realized and unrealized gains		3,354,127

Increase in net assets resulting from operations		$5,306,352

See financial notes 21

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$1,952,225	$1,822,027
Net realized gains		3,249,283	3,372,829
Net change in unrealized appreciation (depreciation)	+	104,844	(534,102)

Increase in net assets from operations		5,306,352	4,660,754

Distributions to Shareholders

Distributions from net investment income		($2,425,908)	($1,827,344)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,138,964	$23,718,230	2,698,357	$28,811,022
Shares reinvested		135,844	1,508,717	104,309	1,114,756
Shares redeemed	+	(2,189,460)	(24,260,384)	(2,223,957)	(23,701,001)

Net transactions in fund shares		85,348	$966,563	578,709	$6,224,777

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,644,843	$93,724,383	8,066,134	$84,666,196
Total increase	+	85,348	3,847,007	578,709	9,058,187

End of period		8,730,191	$97,571,390	8,644,843	$93,724,383

Net investment income not yet distributed			$3,463		$24,516

22 See financial notes

Schwab® Monthly Income Fund - Maximum Payout

Financial Statements

Financial Highlights

	1/1/14–	1/1/13–	1/1/12–	1/1/11–	1/1/10–
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Per-Share Data ($)

Net asset value at beginning of period	10.22	10.29	10.09	9.90	9.56

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.20	0.25	0.30
Net realized and unrealized gains (losses)	0.33	(0.03)	0.24	0.21	0.34

Total from investment operations	0.54	0.17	0.44	0.46	0.64
Less distributions:
Distributions from net investment income	(0.25)	(0.20)	(0.24)	(0.27)	(0.30)
Distributions from net realized gains	(0.14)	(0.04)	—	—	—

Total distributions	(0.39)	(0.24)	(0.24)	(0.27)	(0.30)

Net asset value at end of period	10.37	10.22	10.29	10.09	9.90

Total return (%)	5.29	1.66	4.43	4.70	6.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.22	0.21	0.19	0.17	0.20
Net investment income (loss)	2.05	1.96	1.99	2.53	3.12
Portfolio turnover rate	16	46	19	10	20
Net assets, end of period ($ x 1,000,000)	52	55	73	78	68

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%.

See financial notes 23

 Schwab Monthly Income Fund - Maximum Payout

Portfolio Holdings as of December 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Other Investment Companies	48,513,903	51,567,622

99.0%	Total Investments	48,513,903	51,567,622
1.0%	Other Assets and Liabilities, Net		519,071

100.0%	Net Assets		52,086,693

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.0% of net assets

Equity Funds 18.3%

Global Real Estate 2.6%
Schwab Global Real Estate Fund (a)	191,157	1,351,481

International 4.3%
Laudus International MarketMasters Fund, Select Shares (a)	101,732	2,254,372

Large-Cap 11.4%
Schwab Dividend Equity Fund (a)	348,334	5,928,651

		9,534,504

Fixed-Income Funds 79.7%

Intermediate-Term Bond 79.7%
Schwab Intermediate-Term Bond Fund (a)	1,642,903	16,823,325
Schwab Total Bond Market Fund (a)	2,580,539	24,695,756

		41,519,081

Money Market Fund 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (b)	514,037	514,037

Total Other Investment Companies
(Cost $48,513,903)		51,567,622

End of Investments.

At 12/31/14 the tax basis cost of the fund’s investments was $48,818,404 and the unrealized appreciation and depreciation were $2,749,218 and ($0), respectively, with a net unrealized appreciation of $2,749,218.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$51,567,622	$—	$—	$51,567,622

Total	$51,567,622	$—	$—	$51,567,622

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2014.

24 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Assets and Liabilities
As of December 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $47,999,866)		$51,053,585
Investments in unaffiliated issuers, at value (cost $514,037)	+	514,037

Total investments, at value (cost $48,513,903)		51,567,622
Receivables:
Investments sold		1,004,000
Fund shares sold		132,397
Dividends		76,604
Due from investment adviser		2,836
Prepaid expenses	+	406

Total assets		52,783,865

Liabilities

Payables:
Investments bought		76,535
Fund shares redeemed		587,395
Accrued expenses	+	33,242

Total liabilities		697,172

Net Assets

Total assets		52,783,865
Total liabilities	−	697,172

Net assets		$52,086,693

Net Assets by Source
Capital received from investors		48,565,540
Net investment income not yet distributed		2,181
Net realized capital gains		465,253
Net unrealized capital appreciation		3,053,719

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$52,086,693		5,020,785		$10.37

See financial notes 25

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Operations
For the period January 1, 2014 through December 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$1,118,743

Expenses

Professional fees		40,399
Registration fees		22,270
Transfer agent fees		22,170
Shareholder reports		13,584
Portfolio accounting fees		12,264
Independent trustees’ fees		6,353
Custodian fees		1,818
Other expenses	+	2,253

Total expenses		121,111
Expense reduction by CSIM	−	121,111

Net expenses	−	—

Net investment income		1,118,743

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		830,422
Net realized gains on sales of affiliated underlying funds		455,227
Net realized gains on sales of unaffiliated underlying funds	+	3

Net realized gains		1,285,652
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	390,696

Net realized and unrealized gains		1,676,348

Increase in net assets resulting from operations		$2,795,091

26 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/14-12/31/14			1/1/13-12/31/13
Net investment income		$1,118,743	$1,253,023
Net realized gains		1,285,652	1,135,199
Net change in unrealized appreciation (depreciation)	+	390,696	(1,466,891)

Increase in net assets from operations		2,795,091	921,331

Distributions to Shareholders

Distributions from net investment income		(1,274,514)	(1,253,688)
Distributions from net realized gains	+	(708,892)	(192,184)

Total distributions		($1,983,406)	($1,445,872)

Transactions in Fund Shares

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,825,867	$19,069,126	1,723,551	$17,707,615
Shares reinvested		104,899	1,091,170	71,928	736,065
Shares redeemed	+	(2,258,130)	(23,537,414)	(3,504,602)	(35,862,788)

Net transactions in fund shares		(327,364)	($3,377,118)	(1,709,123)	($17,419,108)

Shares Outstanding and Net Assets

		1/1/14-12/31/14		1/1/13-12/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,348,149	$54,652,126	7,057,272	$72,595,775
Total decrease	+	(327,364)	(2,565,433)	(1,709,123)	(17,943,649)

End of period		5,020,785	$52,086,693	5,348,149	$54,652,126

Net investment income not yet distributed			$2,181		$18,851

See financial notes 27

 Schwab Monthly Income Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab MarketTrack Balanced Portfolio
Schwab Monthly Income Fund-Moderate Payout	Schwab MarketTrack Conservative Portfolio
Schwab Monthly Income Fund-Enhanced Payout	Laudus Small-Cap MarketMasters Fund
Schwab Monthly Income Fund-Maximum Payout	Laudus International MarketMasters Fund
Schwab Target 2010 Fund	Schwab Balanced Fund
Schwab Target 2015 Fund	Schwab Core Equity Fund
Schwab Target 2020 Fund	Schwab Dividend Equity Fund
Schwab Target 2025 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2030 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2035 Fund	Schwab Hedged Equity Fund
Schwab Target 2040 Fund	Schwab Financial Services Fund
Schwab Target 2045 Fund	Schwab Health Care Fund
Schwab Target 2050 Fund	Schwab International Core Equity Fund
Schwab Target 2055 Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab International Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Growth Portfolio

The Schwab Monthly Income Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, cash and cash equivalents, including money market securities and exchange traded funds (“ETFs”).

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of December 31, 2014 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying funds.

(e) Distributions to Shareholders:

The funds make distributions from net investment income monthly and from net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Structural Risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.

Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-advisers) will select investments or allocate assets in a manner that could cause the funds to underperform or otherwise not meet their objectives. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid- cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s performance also will lag these investments.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Changes in interest rates also may affect a fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer a fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•	Real Estate Investment Trust (REIT) Risk. An underlying fund may invest in REITs. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs are dependent upon specialized management skills, and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on an underlying fund. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.

•	Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, ETFs, cash and cash equivalents, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by services providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the plan.

CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with approval of the funds’ Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the funds (“expense limitation”) to 0.00%.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2014, each Schwab Monthly Income Fund’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
Underlying Funds	-Moderate Payout	-Enhanced Payout	-Maximum Payout

Schwab Global Real Estate Fund	1.4%	1.9%	0.5%
Laudus International MarketMasters Fund, Select Shares	0.3%	0.4%	0.1%
Schwab Dividend Equity Fund	0.7%	1.0%	0.3%
Schwab Intermediate-Term Bond Fund	2.6%	6.8%	4.5%
Schwab Total Bond Market Fund	1.1%	2.9%	1.9%

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended December 31, 2014.

Schwab Monthly Income Fund — Moderate Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/14	01/01/14
Underlying Funds	12/31/13	Purchases	Sales	12/31/14	12/31/14	to 12/31/14	to 12/31/14

Schwab Global Real Estate Fund	512,194	75,512	(101,277)	486,429	$3,439,050	$41,281	$165,743
Laudus International MarketMasters Fund, Select Shares	236,576	63,738	(39,529)	260,785	5,778,985	114,438	88,691
Schwab Dividend Equity Fund	772,998	199,982	(134,222)	838,758	14,275,665	198,427	2,074,796
Schwab Intermediate-Term Bond Fund	964,911	153,501	(151,187)	967,225	9,904,389	12,927	205,845
Schwab Total Bond Market Fund	1,461,864	253,864	(215,549)	1,500,179	14,356,709	34,003	317,863

Total					$47,754,798	$401,076	$2,852,938

Schwab Monthly Income Fund — Enhanced Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/14	01/01/14
Underlying Funds	12/31/13	Purchases	Sales	12/31/14	12/31/14	to 12/31/14	to 12/31/14

Schwab Global Real Estate Fund	697,650	103,960	(136,022)	665,588	$4,705,710	$51,690	$226,428
Laudus International MarketMasters Fund, Select Shares	326,314	90,603	(60,278)	356,639	7,903,115	142,218	122,359
Schwab Dividend Equity Fund	1,068,194	286,858	(189,717)	1,165,335	19,834,007	335,633	2,902,953
Schwab Intermediate-Term Bond Fund	2,484,641	304,283	(283,463)	2,505,461	25,655,922	18,034	530,460
Schwab Total Bond Market Fund	3,828,984	535,933	(444,565)	3,920,352	37,517,770	41,027	830,703

Total					$95,616,524	$588,602	$4,612,903

Schwab Monthly Income Fund — Maximum Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/14	01/01/14
Underlying Funds	12/31/13	Purchases	Sales	12/31/14	12/31/14	to 12/31/14	to 12/31/14

Schwab Global Real Estate Fund	218,330	37,796	(64,969)	191,157	$1,351,481	$78,561	$68,698
Laudus International MarketMasters Fund, Select Shares	105,418	33,110	(36,796)	101,732	2,254,372	66,755	36,115
Schwab Dividend Equity Fund	346,409	104,449	(102,524)	348,334	5,928,651	165,919	893,858
Schwab Intermediate-Term Bond Fund	1,774,412	233,314	(364,823)	1,642,903	16,823,325	62,886	367,956
Schwab Total Bond Market Fund	2,763,248	362,539	(545,248)	2,580,539	24,695,756	81,106	582,538

Total					$51,053,585	$455,227	$1,949,165

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

 Schwab Monthly Income Funds

Financial Notes (continued)

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Monthly Income Fund - Moderate Payout	$9,473,564	$7,662,000
Schwab Monthly Income Fund - Enhanced Payout	16,014,301	12,910,000
Schwab Monthly Income Fund - Maximum Payout	8,708,580	12,054,000

8. Federal Income Taxes:

As of December 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Undistributed ordinary income	$50,082	$3,463	$20,178
Undistributed long-term capital gains	1,575,052	—	751,757
Unrealized appreciation on investments	2,745,914	6,986,672	2,749,218
Other unrealized appreciation (depreciation)	2	—	—

Net unrealized appreciation (depreciation)	$2,745,916	$6,986,672	$2,749,218

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
Expiration Date	Moderate Payout	Enhanced Payout	Maximum Payout

December 31, 2017	$—	$890,822	$—

Total	$—	$890,822	$—

 Schwab Monthly Income Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2014, the funds had no capital losses deferred and had capital loss carryforwards utilized as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital loss carryforwards utilized	$—	$2,755,820	$—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Current period distributions
Ordinary income	$1,640,304	$2,425,908	$1,420,817
Long-term capital gains	916,848	—	562,589
Return of capital	—	—	—

Prior period distributions
Ordinary income	$808,046	$1,827,344	$1,253,688
Long-term capital gains	475,982	—	192,184
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2014, the funds made the following reclassifications:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital shares	$—	$—	$—
Undistributed net investment income	322,957	452,630	139,101
Net realized capital gains (losses)	(322,957)	(452,630)	(139,101)

As of December 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Monthly Income Fund—Moderate Payout, Schwab Monthly Income Fund—Enhanced Payout and Schwab Monthly Income Fund—Maximum Payout (three of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at December 31, 2014 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2015

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended December 31, 2014, qualify under Internal Revenue code section 854(b)(1)(A) for the corporate dividends received deduction:

Percentage

Schwab Monthly Income Fund - Moderate Payout	18.55
Schwab Monthly Income Fund - Enhanced Payout	17.46
Schwab Monthly Income Fund - Maximum Payout	9.23

For the fiscal year ended December 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab Monthly Income Fund - Moderate Payout	$406,525
Schwab Monthly Income Fund - Enhanced Payout	564,516
Schwab Monthly Income Fund - Maximum Payout	172,927

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2014:

Schwab Monthly Income Fund - Moderate Payout	$916,648
Schwab Monthly Income Fund - Enhanced Payout	—
Schwab Monthly Income Fund - Maximum Payout	562,589

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Schwab Monthly Income - Moderate Payout Fund hereby designates $333,130 as short-term capital gain dividends for the fiscal year ended December 31, 2014.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 95 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	74	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – present).	74	Director, Gilead Sciences, Inc. (2005 – present)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	74	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	74	Director, KLA-Tencor Corporation (2008 – present)

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Capital Trust since 2015.)	Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (May 2009 – present); Director, Asset International, Inc. (publisher of financial services information) (Jan. 2009 – Nov. 2014).	95	None.

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 –present).	74	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	74	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation (1986 – present); Chairman and Director of Charles Schwab & Co., Inc. (1971 – present); Chairman and Director of Charles Schwab Investment Management, Inc. (1989 – present); Chairman and Director of Charles Schwab Bank (2003 – present); Chairman and Chief Executive Officer of Schwab (SIS) Holdings Inc. I and Schwab International Holdings, Inc. (1996 – present); and Director, Chairman and Chief Executive Officer, Schwab Holdings, Inc. (1979 – present).	74	Chairman and Director, The Charles Schwab Corporation (1986 – present) Director, Yahoo! Inc. (2014 – present)

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	Director, President and Chief Executive Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (2008 – present); Director, Charles Schwab Bank (2006 – present); and Director Schwab Holdings, Inc. (2008 – present).	95	Director, The Charles Schwab Corporation (2008 – present)

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Intermediate Aggregate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

Barclays U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

Enhanced Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Enhanced Payout Composite Index is composed of 19.50% S&P 500 Index, 8.12% MSCI EAFE (Net) Index, 4.88% FTSE EPRA/NAREIT Global Index (Net), 39.30% Barclays U.S. Aggregate Bond Index, 26.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Barclays U.S. Aggregate Bond Index.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

Maximum Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Maximum Payout Composite Index is composed of 10.50% S&P 500 Index, 4.37% MSCI EAFE (Net) Index, 2.63% FTSE EPRA/NAREIT Global Index (Net), 48.30% Barclays U.S. Aggregate Bond Index, 32.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S&P 500 Index and 90% Barclays U.S. Aggregate Bond Index.

Moderate Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Moderate Payout Composite Index is composed of 28.50% S&P 500 Index, 11.87% MSCI EAFE (Net) Index, 7.13% FTSE EPRA/NAREIT Global Index (Net), 30.30% Barclays U.S. Aggregate Bond Index, 20.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

12-Month Distribution Yield reflects the fund’s monthly ordinary income distributions for the last 12 months divided by the fund’s Net Asset Value as of the end of the reporting period. Distribution yield does not include capital gains distributions. Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR43716-07
00132612

Item 2:	Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.
Registrant is composed of thirty-eight series. Three series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, thirty-four series have a fiscal year-end of October 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the thirty-seven series live during 2014 and 2013, based on their respective 2014 and 2013 fiscal years, as applicable.
The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013	Fiscal Year 2014	Fiscal Year 2013
$1,390,778	$1,256,737	$0	$88,042	$99,131	$98,495	$19,357	$12,171

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

[2]	The nature of the services includes tax compliance, tax advice and tax planning.

[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2014: $118,488	2013: $198,708
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/10/2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/10/2015

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 02/10/2015